Exhibit 99.1

Innovating New Pathways to Relief NASDAQ:IXHL INVESTOR PRESENTATION February 2026

2 Corporate Presentation Legal Disclaimers This presentation of Incannex Healthcare Inc . (" Incannex ") contains "forward - looking statements" within the meaning of the "safe harbor" provisions of the U . S . Private Securities Litigation Reform Act of 1995 . Forward - looking statements are statements other than historical facts and relate to future events, future circumstances and Incannex's future performance . These statements are based on management's current assumptions, expectations, and beliefs . Examples of forward - looking statements in this presentation include statements about, among other things : Incannex's ability to execute on its objectives, prospects or plans ; evaluations and judgments regarding Incannex's research and development efforts, clinical trial results, its ability to expedite to accelerate future development, future interactions with the FDA and potential future commercialization, including any implications that the results of earlier clinical trials or interim or topline results will be representative or consistent with later clinical trials or their respective interim or final results ; the potential benefits and safety of Incannex's drug candidates and the market opportunity for these candidates ; and potential shareholder value . These forward - looking statements are subject to a number of risks and uncertainties, which may cause the forward - looking events and circumstances described in this presentation to not occur, and actual results to differ materially and adversely from those described in or implied by the forward - looking statements . These risks and uncertainties include, among others : Incannex’s ability to comply with applicable listing standards ; Incannex's ability to raise capital to fund continuing operations ; the success of Incannex's development efforts, including Incannex's ability to progress its drug candidates through clinical trials on the timelines expected and to obtain necessary regulatory approvals for commercialization of its drug candidates ; the effects of competition from other providers and products as currently existing or that may be developed in the future ; that the market for its drug candidates may not grow at the rates anticipated or at all or that estimates for these markets may ultimately be incorrect ; Incannex's ability to comply with the various evolving and complex laws and regulations applicable to its business and its industry ; Incannex's ability to protect its proprietary technology and intellectual property ; and other factors relating to Incannex's business, its operations and results of operations . The forward - looking statements made in this presentation speak only as of the date of this presentation, and Incannex assumes no obligation to update publicly any such forward - looking statements to reflect actual results or changes in expectations, except as otherwise required by law . Incannex's reports filed with the U . S . Securities and Exchange Commission (the "SEC") including its annual report on Form 10 - K for the fiscal year ended June 30 , 2025 , filed with the SEC on September 29 , 2025 , and the other reports it files from time to time, including subsequently filed annual, quarterly and current reports, are made available on Incannex's website upon their filing with the SEC . These reports contain more information about Incannex , its business and the risks affecting its business, as well as its results of operations . This presentation includes information and statistics regarding market participants in the sectors in which Incannex competes and other industry data (including data regarding market size and projected market size) which was obtained from third - party sources, including reports by market research firms and company filings . None of the information provided by third - party sources has been independently verified . 2 NASDAQ:IXHL SAFE HARBOR STATEMENT

Incannex is a leading science - led combination medicines company focused on rapidly developing innovative oral fixed - dose treatments and therapeutic regimens for people living with challenging chronic conditions • Obstructive Sleep Apnea (OSA) • Generalized Anxiety Disorder (GAD) A • Rheumatoid Arthritis (RA) 3 Clinical Programs in Phase 2/3 & Phase 2 Development COMPANY OVERVIEW 3 NASDAQ:IXHL Well - Funded, Phase 3 - Ready with Seasoned Leadership Late - Stage Pipeline with Positive Data in Large Markets Positive Data Reported AUG 25 Positive Data Reported AUG 25 • Approx. 70 Million cash on hand as of December 2025 • Late - stage clinical trial ready with strategic advisory support (e.g., ResMed affiliation)

4 Incannex Product Opportunity Disease Prevalence Addressable Segment Total Sales (USD) Markets IHL - 42X: First once - daily oral addressing underlying disease 936 million (Global) ~30 million (U.S.) 3 70% of non - obese and 30% of obese OSA patients 2 $4.5 billion (Global) $1.5 billion (U.S.) 1 Obstructive Sleep Apnea PSX - 001: First oral therapeutic in category 280 million (Global) 11 6.8 million (U.S.) 12 ~50% of patients fail first - line treatment (SSRI/SNRI) 10 $2.14 billion (Global) 8 $1 billion (U.S.) 9 Generalized Anxiety Disorder IHL - 675A: First once - daily oral addressing underlying disease ~19 million (Global) 6 1.5 million (U.S.) 7 ~40% of patients fail bDMARDs 5 $25 billion (Global) $11 billion (U.S.) 4 Rheumatoid Arthritis 1. Sleep Apnea Device Market, 2023. https://www.grandviewresearch.com/industry - analysis/sleep - apnea - devices - market, 2. OSA and Obesity Epidemiology, 2024. https://www.sciencedirect.com/science/article/pii/S108707922400100X, 3. Global and U.S. Prevalence of OSA , 2019. https://doi.org/10.1016/s2213 - 2600(19)30198 - 5, 4. RA Therapeutic Market, 2023. https://www.grandviewresearch.com/industry - analysis/rheumatoid - arthritis - therapeutics - market, 5. Failure Rates for RA Patients on bDMARDs , 2017. https://www.sciencedirect.com/science/article/pii/S1568997217302525?via%3Dihub, 6. Global Prevalence of RA, 2020. https://doi.org/10.1016/S2665 - 9913(23)00211 - 4, 7. U.S. Prevalence of RA, 2021. https://www.arthritis.org/diseases/rheumatoid - arthritis, 8. GAD Global Treatment Market, 2023. https://www.futuremarketinsights.com/reports/generalized - anxiety - disorder - treatment - market, 9. GAD U.S. Treatment Market, 2023. https://www.delveinsight.com/report - store/generalized - anxiety - disorder - gad - market, 10. GAD First Line Treatment Failure, 2020. https://doi.org/10.9740/mhc.2020.11.326 , 11. Global 12 - month Prevalence of GAD, 2017. https://doi.org/10.1001/jamapsychiatry.2017.0056, 12. U.S. 12 - month Prevalence of GAD, 2023. https://adaa.org/understanding - anxiety/generalized - anxiety - disorder - gad Addressing Unmet Needs in Major Therapeutic Areas NASDAQ:IXHL

Obstructive Sleep Apnea IHL - 42X • 120 - patient, Phase 2 randomized, double - blind safety and efficacy study • Phase 2 patient dosing completed, Positive Data Reported Aug 25’ RePOSA Phase 2 • 125 subjects, pharmacokinetics (PK) study (AUS) • P ositive topline results reported in January 2025 PK Study Completed • Four - arm Phase 2 crossover POC study (AUS) • Positive safety and efficacy results reported Phase 2 POC Study Completed Generalized Anxiety Disorder PSX - 001 PsiGAD2 Phase 2 Study PsiGAD1 Phase 2 Trial Completed Rheumatoid Arthritis IHL - 675A Phase 2 Clinical Program Phase 1 Clinical Study Completed 5 Driving a Diversified Pipeline to Generate Value NASDAQ:IXHL • 94 - patient, Phase 2 double - blind, safety and efficacy study in U.S. and UK IND open • 73 patients, double - blind, safety and efficacy study completed P ositive D ata R eported Aug 25’ • Positive topline findings reported • Phase 2 double - blind, safety and efficacy study, initial small patient group completed, and trial paused (AUS) • Phase 2 IND study in planning • 36 patients, Phase 1 safety and PK study completed • Positive safety and PK results reported

IHL - 42X Obstructive Sleep Apnea Program Overview NASDAQ:IXHL 6

Increase in prevalence driven by: • More frequent diagnoses and individual risk assessments o Rise in public recognition and awareness o Impact of wearables and AI • Lifestyle factors like obesity and aging population 7 Addressing Patient Need in the Dynamic and Growing OSA Market ~1 billion adults globally have OSA ~30 million in the U.S. Only 20% of Adults in the U.S. Currently Diagnosed 2 1. CPAP Therapy Adherence in Patients with OSA, 2023. https://doi.org/10.1016/j.chest.2023.01.025, 2. American Academy of Sleep Med. OSA Report, 2016. https://aasm.org/resources/pdf/sleep - apnea - economic - crisis.pdf, 3. SHHS Study on OSA Epidemiology, 2002. https://doi.org/10.1001/archinte.162.8.893 OSA Epidemiology (2022) 3 Obesity BMI≥ 30 Non-obesity BMI<30 37% obese 63% non - obese ~50% of Patients on PAP “Gold Standard” Treatment Non - Compliant After 12 Months 1 NASDAQ:IXHL

8 IHL - 42X: Blockbuster Potential in the Treatment of Moderate - to - Severe OSA First oral therapeutic to target key underlying disease pathways Well - known profile and activity of component drugs 50% discontinue first - line treatment (PAP) within the first - year Potential for improved OSA patient compliance and long - term adherence Low - dose combination therapeutic advancing quickly through large Phase 2/3 clinical study Positive topline Phase 2 data reported August 2025 Demonstrated tolerability in Phase 1 and Phase 2 clinical development Market Unique MOA Safety Clinical Safety Clinical Market Unique MOAs NASDAQ:IXHL

Acetazolamide Dronabinol Prevents breakdown of carbonic acid by inhibiting carbonic anhydrase; higher levels of carbonic acid prompt the body to take a breath at lower CO 2 levels Activates muscles in upper airway. Dampens afferent vagal feedback; stabilizes respiratory patterns and dilates upper airway 9 IHL - 42X Targets Two Different Physiological Processes Underlying OSA IHL - 42X Dronabinol Cannabinoid Receptor Muscle Cells Carbonic Anhydrase Take a Breath T Dronabinol Acetazolamide NASDAQ:IXHL Oral Fixed - dose Combination of Acetazolamide and Dronabinol Rapidly Advancing Through a Large Phase 2/3 Clinical Study

Phase 2 RePOSA Study NASDAQ:IXHL 10 Topline data | Reported August 2025

11 NASDAQ:IXHL RePOSA Study Sites and Population 121 Subjects Recruited at 16 Sites, All Based in the US • Subject demo were representative of the OSA population in the US Key Inclusion Criteria • Patients had to be non - compliant, intolerant or naïve to positive airway pressure (PAP) • AHI ≥15 • Agree to abstain from use of cannabinoid products, other than study drug Key Exclusion Criteria • BMI >45 kg/m 2 • Current use of oral appliances, such as mandibular advancement splints • Upper airway or bariatric surgery within 6 months • Craniofacial malformation syndromes • Use of benzodiazepines, sedative hypnotics or stimulants to treat sleep disorders • Conditions the investigator considers may be clinically significant with regards to patient safety or that may impact study findings . IHL - 42X Phase 2 RePOSA | Topline Results

12 NASDAQ:IXHL PSG & PRO Study Endpoints Apnea Hypopnea Index (AHI) • Greater percent reductions relative to baseline AHI observed for low and high dose IHL - 42X than placebo (p<0.05) • 33.3% of patients in low - dose group and 41.2% in high - dose group achieved greater than 30% reduction in AHI, while 13.9% (low - dose) and 14.7% (high - dose) experienced reductions exceeding 50% • Maximum of 83% and 79% reduction in AHI for high and low dose IHL - 42X respectively Oxygen desaturation index (ODI) • Both low and high dose IHL - 42X groups had a greater reduction in ODI than placebo (p<0.05) IHL - 42X Phase 2 RePOSA | Topline Results Patient global impression of change for both fatigue and sleep related impairment were improved for IHL - 42X low dose compared to placebo * These differences were statistically significant (p<0.05). Positive trends were observed for IHL - 42X treatment for other patient reported measures including ESS, FOSQ - 10, PROMIS SRI and PROMIS fatigue. * The magnitude of the changes in these measures was clinically meaningful. PSG STUDY PRO STUDY *Trends observed for IHL - 42X improving other sleep parameters captured during PSG including WASO and arousal index

IHL - 42X Phase 2 Data Summary 13 NASDAQ:IXHL • IHL - 42X demonstrates first - in - class potential as a disease - modifying therapy in OSA, addressing both clinical endpoints and patient - reported outcomes • Supports advancement into late - stage clinical development with a clear path toward a large, underserved global market Robust Efficacy • Up to 83% reduction in Apnea – Hypopnea Index (AHI) in treated patients • Significant improvements in Oxygen Desaturation Index (ODI) , fatigue, daytime alertness, and sleep quality • Preservation of REM sleep , differentiating from existing sleep medications Meaningful Patient Impact Strong Safety & Tolerability Key Takeaways • 58% of participants reported their OSA condition improved • Among those, ~90% described the benefit as meaningful to daily life (better rest, reduced fatigue, improved function) • No serious adverse events (SAEs) • Treatment - emergent adverse events infrequent, mostly mild to moderate

DReAMzz Clinical Trial Protocol Overview

15 Trial Overview Phase II Obstructive Sleep Apnea (OSA) USA only 14 sites 3.5 – 5 months recruitment

Primary: • To assess the change in efficacy at the end of each dosing period compared with baseline Secondary: • To assess the change in efficacy and functional status over time • To evaluate the safety and tolerability of IHL - 42X Methodology / Study Design • Consists of three separate four - way dose confirmation crossovers comparing three dose strengths of IHL - 42X to placebo 16 Multi - center Double blind Randomized Placebo controlled

Trial Schematic 17

Crossover A – low dose acetazolamide (125mg) • IHL - 42X: 2.5 mg dronabinol + 125 mg acetazolamide • IHL - 42X: 5 mg dronabinol + 125 mg acetazolamide • IHL - 42X: 7.5 mg dronabinol + 125 mg acetazolamide • Placebo: Negative control 18 IMP administered

Crossover B – medium dose acetazolamide (250mg) • IHL - 42X: 2.5 mg dronabinol + 250 mg acetazolamide • IHL - 42X: 5 mg dronabinol + 250 mg acetazolamide • IHL - 42X: 7.5 mg dronabinol + 250 mg acetazolamide • Placebo: Negative control 19 IMP administered

Crossover C – high dose acetazolamide (375mg) • IHL - 42X: 2.5 mg dronabinol + 375 mg acetazolamide • IHL - 42X: 5 mg dronabinol + 375 mg acetazolamide • IHL - 42X: 7.5 mg dronabinol + 375 mg acetazolamide • Placebo: Negative control 20 IMP administered

Primary endpoint: • Change in AHI at the end of each treatment period compared to baseline (each treatment period is 28 days) Key Secondary endpoints: • Percent change in AHI at the end of each treatment period compared to baseline (each treatment period is 28 days) • Change in FOSQ - 10 at the end of each treatment period compared to baseline (each treatment period is 28 days) • Change in Patient - reported outcome measurement information system (PROMIS) - Fatigue 7a at the end of each treatment period compared to baseline (each treatment period is 28 days) • Change in Patient - reported outcome measurement information system – Sleep Related Impairment (PROMIS - SRI) 8a at the end of each treatment period compared to baseline (each treatment period is 28 days) • Change in Patient Global Impression of Severity (PGI - S) the end of each treatment period compared to baseline (each treatment period is 28 days) • Patient Global Impression of Change (PGI - C) score at the end of each treatment period compared to baseline (each treatment period is 28 days) • Change in Patient - reported Longitudinal Assessment Tool for OSA - 11 item (PLATO) at the end of each treatment period compared to baseline (each treatment period is 28 days) 21 Endpoints

Observations and Changes Implemented 1. Intra - patient variability – PSGs 2. Failure to capture baseline demographic data 3. PRO fatigue 4. Form 222s 5. Failure to confirm if IMP was taken prior to PSGs 6. State specific controlled drug regulations 22 Observation/issue identified 1. Now require 2 x PSGs at baseline and exclude subjects with large variability 2. Capturing more data points (PAP status, date of OSA diagnosis, GLP - 1 status etc) 3. Reduced the number of PRO questionnaires and repetitive questions 4. Inflexible process – instructions will be provided 5. Witnessing IMP dosing at PSG visits 6. Be aware of nuances and potential delays Resolution/risk minimisation

PSX - 001 Generalized Anxiety Disorder Program Overview 23

24 280 million adults globally experience GAD annually 6.8 million affected in the U.S. • Prevalence driven by: o Increased isolation and aging population o Better diagnosis and societal awareness o Lifestyle: excessive screen time, lack of sleep, sedentary behavior o Patients continue to experience low rates of remission and inadequate comprehensive treatment options $1.8B Global Market in 2023 ; $4.26B by 2033 • ~50% of patients unresponsive to first - line SSRI treatment 1 • Chronic, unlikely to remit without treatment • Higher risk of co - morbid conditions and physical health problems • One of the most common mental health conditions worldwide . • Characterized by: • Excessive and difficult to control worry about various aspects of life • Restlessness, fatigue, lack of focus, irritability, muscle tension, and altered sleep An Underserved and Growing Generalized Anxiety Disorder (GAD) Patient Population 1. Management of Treatment Resistant GAD, 2020. https://doi.org/10.9740/mhc.2020.11.326 NASDAQ:IXHL

25 NASDAQ:IXHL PSX - 001 Study Sites and Population 73 Subjects Recruited at Monash University’s Alfred Psychiatry Research Centre (Australia) • Subject demo: Adults with moderate to severe Generalized Anxiety Disorder (GAD) Key Inclusion Criteria • Diagnosis of Generalized Anxiety Disorder (DSM - 5 criteria) • HAM - A score ≥ 20 at screening (moderate to severe anxiety) • Willingness to undergo two supervised psilocybin dosing sessions with psychotherapy • Commitment to follow - up assessments for 11 weeks Key Exclusion Criteria • Current or prior psychotic disorder, bipolar disorder, or active suicidal ideation • Unstable medical conditions judged clinically significant by the investigator • Recent substance use disorder (excluding nicotine and caffeine) • Use of investigational drugs or psychedelic compounds within a defined washout period • Pregnancy, breastfeeding, or contraindications to psilocybin treatment PSX - 001 Phase 2 Topline Results

26 PSX - 001: A New Oral Therapeutic for Generalized Anxiety Disorder ( GAD) First oral synthetic psilocybin therapeutic for adults with GAD • 44% of patients showed a clinically meaningful improvement, or at least a 50% reduction in anxiety scores from baseline, compared to placebo • PSX - 001 was well - tolerated with no SAEs reported U.S. Phase 2 IND approved for a 94 - patient, double - blind, safety and efficacy study -20 -16 -12 -8 -4 0 PSX-001 Placebo Change in HAM - A from Baseline NASDAQ:IXHL

PSX - 001 Phase 2 Data Summary 27 NASDAQ:IXHL • Statistically significant, durable anxiety relief with meaningful remission rates • Broad patient benefits and strong safety profile support advancement to late - stage trials Robust Efficacy • – 12.8 HAM - A reduction vs – 3.6 placebo (p<0.0001) • 44.1% achieved ≥50% anxiety reduction (4 × placebo) • 27% remission rate (HAM - A ≤7, 5 × placebo) • Effects sustained through 11 weeks Meaningful Patient Impact Strong Safety & Tolerability Key Takeaways • Broad benefits beyond anxiety: GAD - 7: – 7.4 vs – 3.5 // SDS (Function): – 6.0 vs – 1.3. // PHQ - 9 (Depression): – 3.9 vs – 0.3 // PWI (Quality of Life): +10.6 vs +2.7 • Demonstrates real - world improvement in daily functioning and well - being • Well tolerated at both dosing sessions • Adverse events mostly mild to moderate and transient • Only 1 discontinuation, no suicidality, psychosis, or prolonged distress observed

28 NASDAQ:IXHL PSX - 001 Strategic Next Steps • Preparing multi - jurisdiction Phase 2/3 trial under FDA IND • Formulation optimization and IP strategy underway • Pursuing partnerships to accelerate development and commercialization • Addressing a large unmet need: GAD affects ~6% of the population globally • Positioned to capture a multibillion - dollar market opportunity PSX - 001 Phase 2 Topline Results Advancing toward larger trials and global market opportunity. Clear path to late - stage development with strong IP and commercial potential.

IHL - 675A Rheumatoid Arthritis Program Overview NASDAQ:IXHL

Increase in prevalence driven by: • Aging population • Improved diagnosis and patient awareness • Obesity and sedentary lifestyle 30 The Ongoing Need for a Safer and Effective Treatment Option for RA Patients ~19 million adults globally have RA 1.5 million in U.S. affected RA is one of the most common systemic autoimmune diseases globally • Inadequate control of joint inflammation associated with RA may result in irreversible joint erosions 40% of patients discontinue first - line bDMARD treatment due to intolerance and/or insufficient response (<20%) NASDAQ:IXHL

• RA flares are episodes of disease exacerbation with increased joint pain, swelling, and stiffness often debilitating o Intensity, duration, and frequency vary; can be unpredictable • Biologics and JAK inhibitors are costly and can be difficult to access o Patients must meet specific criteria to obtain (varies per insurer and country) and coverage • FDA boxed warnings for JAK inhibitors o Increased risk of serious heart - related events, cancer, blood clots, and death 31 Targeting RA Inflammation and Pain Chronic inflammatory disorder affecting joints, but also other tissue types Immune system mistakenly attacking its own tissues Flare - ups and remission periods occur, making the condition challenging to treat NASDAQ:IXHL

Hydroxychloroquine Cannabidiol Well - established Disease - Modifying Anti - Rheumatic Drug (DMARD). Evidence suggests it regulates immune system hyperactivity by interfering with antigen presentation by immune cells and decreasing TLR signaling . Downregulates pro - inflammatory cytokines, inhibiting production of key inflammatory mediators. Modulates non - cannabinoid receptor pathways, exerting analgesic effect and immune - driven inflammation. 32 IHL - 675A: A Proprietary Oral Anti - Inflammatory Therapeutic Designed to Treat Inflammation and Pain Associated with Rheumatoid Arthritis Oral fixed - dose combination of synthetic cannabidiol and hydroxychloroquine sulfate in Phase 2 for RA • IHL - 675A demonstrated to be well - tolerated and bioavailable in Phase 1 study IHL - 675A TRPV1 GPR55 NMDAR µ/ δ opioid receptor α 1 - adrenoceptor T - type Ca 2+ channel COX2 5 - HT 1A Inflammation 5 - HT 2A Inflammation Cannabidol Hydroxychloroquine NASDAQ:IXHL

Late - stage pipeline of oral fixed - dose treatments and therapeutic regimens for large market chronic conditions NASDAQ:IXHL 33 INVESTMENT SUMMARY ~$70M capital position (as of December, 2025) • Obstructive Sleep Apnea (OSA) Positive Phase 2 Data Reported August 2025 • Generalized Anxiety Disorder (GAD) Positive Phase 2 Data Reported August 2025 • Rheumatoid Arthritis (RA) 3 Clinical Programs in Phase 2/3 & Phase 2 Development

• 38+ years in global regulatory affairs • VP, U.S. Regulatory Affairs, Novo Nordisk (since 2012) • Former VP, Worldwide Regulatory Strategy, Pfizer (1992 – 2021) • Director at Incannex since 2023; previously served on Incannex Australia board 34 Board of Directors Robert Clark Board Member • Co - founder of APIRx Pharmaceuticals • Pioneer in cannabinoid - based therapies • Co - developed world’s first cannabinoid - containing chewing gum • Former CEO/Co - founder of AXIM Biotechnologies (ophthalmologic R&D) George Anastassov , M.D. Board Member • Former Regional CEO, Heinz (Australasia & Greater China); CEO of Heinz Australia • Current Chairman, Sunny Queen Australia; NED at Youi Insurance • Senior roles at Starkist Foods • Fellow Chartered Accountant Peter Widdows Board Member • Incannex Chairman of the Board since 2023 • 27+ years in finance, advisory, and board leadership • Former Associate Director at Patersons Securities (now Canaccord Genuity) • Co - founder and Director of Alignment Capital, a boutique advisory firm Joel Latham President & CEO • CEO, President, and Director since 2023 • 20+ years in senior management across public and private sectors • Advanced multiple clinical - stage therapeutic programs • Senior leadership roles at Mars Foods, Tabcorp, and Philip Morris International Troy Valentine Chairman

35 Executive Management • Leads technology strategy and innovation at Incannex • Co - founder of APIRx Pharmaceuticals and AXIM Biotechnologies • Former CTO of Incannex Australia and AXIM • 10+ years developing cannabinoid - based APIs and ophthalmologic therapeutics Lekhram Changoer Chief Technology Officer • 20+ years in R&D across industry and academia • Leads candidate design, CMC, IP, and early clinical strategy • Former senior scientist at Hexima ; honorary fellow at La Trobe University • Ph.D. in Genetics; 45+ peer - reviewed publications Mark Bleackley , Ph.D Chief Scientific Officer • 25+ years in global drug development • Led programs at Jazz, AbbVie, Novartis, and Biogen • Contributed to approvals of Marplan ®, Luvox CR, Marinol®, Gilenya • Clinical faculty at Emory; 65+ publications Joel Latham President & CEO • CEO, President, and Director since 2023 • 20+ years in senior management across public and private sectors • Advanced multiple clinical - stage therapeutic programs • Senior leadership roles at Mars Foods, Tabcorp, and Philip Morris International Lou Barbato , M.D. Chief Medical Officer

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